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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  January 9, 1998.
                                                       ---------------

                         GENERAL BINDING CORPORATION
           (Exact name of registrant as specified in its charter)



     Delaware                       0-2604                      36-0887470
     --------                       ------                      ----------
 (State or other                  (Commission                (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


            One GBC Plaza
            Northbrook, Illinois                                     60062
            --------------------                                     -----
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (847) 272-3700




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                           Form 8-K Current Report
                        For the Month of January, 1998



Item 5.   Other Events.

     On January 8, 1998 the Registrant announced that its planned acquisition of Ibico AG, based in Zurich, Switzerland, has been delayed. The delay is a result of a request for additional information concerning the proposed acquisition received from the Antitrust Division of the United States Department of Justice.

     The Registrant still intends to complete the proposed acquisition after the Department of Justice completes its review of the additional information.


Item 7.   Exhibits.

     1.   Press Release of January 8, 1998.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            General Binding Corporation
                                            ---------------------------
                                                   (Registrant)


Date: January 8, 1998                       /s/ Steven Rubin
                                            ---------------------------
                                            Steven Rubin,
                                            Vice President, Secretary
                                            and General Counsel